EXHIBIT 10.1


                                 [WESTMARK GROUP HOLDINGS, INC. LETTERHEAD]

                                               February 28, 1997

John Hopkins, Esq.
4800 N. Federal Highway
Suite 307-D
Boca Raton, Florida 33431

                      Re:       S-8 Issuance

Dear Mr. Hopkins:

Westmark Group Holdings, Inc. acknowledges that John Hopkins has provided consulting services to Westmark and in consideration for said services, Westmark will agree to pay John Hopkins 15,000 shares of common stock of the Company through an S-8 Registration Statement.


Very truly yours,

/s/ Mark Schaftlein

MARK SCHAFTLEIN


MS:jh